Statistics of the Production and Approval of Hubei Minkang Pharmaceutical Co., Ltd.
[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Classifi- cation of the pro- duction status	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
	1	Xiaoqinglong Mixture	Mixture	100ml in each bottle	P504 of Volume One of Pharmacopoeia (2010)	GYZZ Z42021424
	2	Chuanbei Zhike Syrup	Mixture	100ml in each bottle	Volume Twelve of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-2288-97)	GYZZ Z42021408
	3	Shuxin Mixture	Mixture – oral liquid	20ml in each bottle (Sugarless)	P1160 of the Volume One of Pharmacopoeia (2010)	GYZZ 10900011
	4	Paracetamol, Caffeine, Artificial Cow-bezoar and chlorphenamine Maleate Capsules	Capsule	Compound prescription	National Drug Standard WS-10001(HD-0276)-2002(3-263)-2006	GYZZ H42022650
	5	Norfloxacin Capsules	Capsule	0.1g	P870 of the Volume One of Pharmacopoeia (2010)	GYZZ H42021344
	6	Xuemei’an Capsules	Capsule	0.27g in each capsule	National Drug Standard WS-132(Z-09)-2003 P694 of the Volume One of Pharmacopoeia (2010)	GYZZ Z19990031
	7	Jinming Hewei Capsules	Capsule	0.35g in each capsule	Standard Promulgated by the Administration WS-57299(B-0729)-2002	GYZZ B20040040
	8	Pediatric Paracetamol, Atificial Cow-bezoar and Chlorphenamine Maleate Granules	Granule	0.125g of acetaminophen, 0.5mg of chlorpheniramine maleate, and 5mg of calculus bovis artifactus in each pack	Standard Promulgated by the Administration WS-10001(HD-0214)-2002(3-53)	GYZZ H42022654

Translator’s Declaration:

I, Certify that I have carefully read the original Simplified Chinese document AND I confirm that this translation is a true and accurate English version of such original to the best of my knowledge and belief.

Zhao Zhang	/s/ Zhao Zhang
Certified Translator (Canada)
Certified Member in good standing Status: Society of Translators and Interpreters of British Columbia (S.T.I.B.C. www.stibc.org),
Membership Number No: 04-10-2471

Translator’s Declaration: Refer to the title page of this 20 page document “Statistics of the Production and Approval of Hubei Minkang Pharmaceutical Co., Ltd”

Classifi- cation of the pro- duction status	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
	9	Pediatric Compound Sulfamethoxazole Granules	Granule	0.1g of sulfamethoxazole and 20mg of Trimethoprim	P597 of Volume Two of the Chinese Pharmacopoeia (2010)	GYZZ H42022683
	10	Aguiyangxue Granules	Granule	10g in each pack	Volume Twelve of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-2388-97)	GYZZ Z42021403
	11	Banlangen Granules	Granule	10g in each pack (equal to 14 g of traditional Chinese medicine tablets)	P800 of Volume One of Pharmacopoeia (2010)	GYZZ Z42021405

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Classification of the pro- duction sta- tus	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Ap- proval Document
1	12	Pediatric Medicinal Granules for Relieving Cough and Reducing Sputum	Granule	5g in each pack	Volume 9 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-1691-94)	GYZZ Z42021421
	13	Zhenkening Granules	Granule	2g in each pack	Standard Promulgated by the Administration (YBZ28892005)	GYZZ Z20055519
	14	Inosine Oral Solution	Oral solution	10ml: 0.2g	P277 of the Volume Two of Pharmacopoeia (2010)	GYZZ H19993818
	15	Honeysuckle Distillate	Distillate	Every 500g equals 31.25g Honeysuckle	P830 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021505
	16	Vitamin C Yinqiao Tablets	Tablet (sugar coated, film-coated)	49.5mg of vitamin C, 105mg of acetaminophen and 1.05mg of chlorpheniramine maleate in each tablet	P1140 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021510
	17	Notoginseng Tablets*	Tablet (white pill)	0.5g of notoginseng in each tablet	P450 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021508
	18	Berberine Hydrochloride Tablets*	Tablet (white pill, sugar coated, film-coated)	0.1g	P640 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021277
	19	Antitussive Tablets Bupleurum	Tablet (sugar coated)	0.1 g bupleurum extracta sicca in each tablet	Volume 11 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-2207-96)	GYZZ Z42021514
	20	Compound Schisandra Tablets	Tablet (sugar coated)	Compound prescription	Standard Promulgated by the Administration WS-10001(HD-0952)-2002(10-131)	GYZZ H42022651
	21	Shi Xiao San	Pulvis		P42 Volume 10 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-1912-95)	GYZZ Z42021416

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Classification of the pro- duction sta- tus	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
1	22	Pediatric Syrup for Relieving Cough and Reducing Sputum	Syrup	100ml in each bottle	P476 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021422

Translator’s Declaration: Refer to the title page of this 20 page document “Statistics of the Production and Approval of Hubei Minkang Pharmaceutical Co., Ltd”

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[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Classification of the pro- duction sta- tus	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Ap proval Document
	23	Yening Syrup	Syrup	100ml in each bottle	P843 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021426
	24	Guipi Pills (Concentrated Pills)(Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	Volume 7 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-1303-93)	GYZZ Z42021504
	25	Xiao Jin Wan	Pill (flour and water paste pill)	The weight of every 100 pills is 6g.	P506 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021443
	26	Xiaoyao Pills (Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	Volume 11 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-2220-96)	GYZZ Z42021444
	27	Nongsuo Yangrong Pills (Concentrated Pills)	Pill (concentrated pill)	The weight of every 10 pills is 2.5g	Volume 2 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-0357-90)	GYZZ Z42021439
	28	Mingmu Dihuang Pills(Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	Volume 9 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-1755-94)	GYZZ Z42021438
	29	Buzhong Yiqi Pills(Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	Volume 7 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-1347-93)	GYZZ Z42021435
	30	Qiju Dihuang Pills(Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	P748 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021445
	31	Tianwang Buxin Pills (Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	Volume 8 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-1503-93)	GYZZ Z42021441

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Classification of the pro- duction sta- tus	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Ap proval Document
	32	Maiwei Dihuang Pills(Concentrated pills)	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	Volume 7 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-1333-93)	GYZZ Z42021437
	33	Biyuan Wan (Concentrated Pills)	Pill (concentrated pill)	The weight of every 10 pills is 2g	P1209 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021433
	34	Liuwei Dihuang Pills (Concentrated) (Concentrated pills)*	Pill (concentrated pill)	The weight of every 8 pills is 1.44g	P598 of the Volume One of Pharmacopoeia (2010)	GYZZ Z20013123
	35	Zhibai Dihuang Wan (Concentrated pills)*	Pill (concentrated pill)	The weight of every 10 pills is 1.7g	P821 of the Volume One of Pharmacopoeia (2010)	GYZZ Z19993173
	36	Pills for Throat Pain and Inflammation	Pill (Water pill)	The weight of every 100 pills is 0.3g	Volume 12 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-2436-97)	GYZZ Z42021516
1.1	37	Ginkgo Leaf Extract and Dipyridamole Injection	Small- volume mixture by injection	10ml	Volume 1 Standard Promulgated by the Administration	GYZZ H42022869
	38	Ginkgo Leaf Extract and Dipyridamole Injection	Small- volume mixture by injection	5ml	Volume 1 Standard Promulgated by the Administration	GYZZ H42022870

Translator’s Declaration: Refer to the title page of this 20 page document “Statistics of the Production and Approval of Hubei Minkang Pharmaceutical Co., Ltd”

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[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Classifi- cation of the pro- duction status	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
	39	Xiaojianzhong Mixture	Mixture		P507 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021423
	40	Xingren Zhike Mixture	Mixture	100ml in each bottle	P744 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021425
	41	Shuchang Oral Liquor	Mixture – oral liquid	10ml in each bottle	Standard Promulgated by the Administration WS-5074(B-0074)-2002	GYZZ B20020081
	42	Shengmai Drink*	Mixture – oral liquid	10ml in each bottle	P653 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021415
	43	Sini Soup	Mixture – oral liquid	10ml in each bottle	P650 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021418
	44	Yupingfeng Oral Liquor	Mixture – oral liquid	10ml in each bottle	P615 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021428
	45	Shengui Yangxue Oral Liquor	Mixture – oral liquid	10ml in each bottle	Standard Promulgated by the Administration WS3-022(Z-008)-2001(Z)	GYZZ Z10970058
	46	Oral Liquid for Clearing Heat and Expelling Miasma	Mixture – oral liquid	10ml in each bottle	Standard Promulgated by the Administration WS3-11465(ZD-1465)-2002 P1126 of the Volume One of Pharmacopoeia (2010)	GYZZ Z20027775
	47	Oral Liquid for Clearing Heat and Expelling Miasma	Mixture – oral liquid	10ml in each bottle	P1126 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021414
	48	Qiju Dihuang Oral Liquor	Mixture – oral liquid	10ml in each bottle	Volume 11 of the Set Prescription of Chinese Medicine Promulgated by the Ministry (WS3-B-2146-96)	GYZZ Z42021513
	49	Yinhuang Oral Liquor	Mixture – oral liquid	10ml in each bottle	P1083 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021511

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Classifi- cation of the pro- duction status	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
	50	Rifampicin Capsules *	Capsule	0.15g	P359 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021340
	51	Ranitidine Hydrochloride Capsules	Capsule	0.15g	P798 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021353
	52	Lincomycin Hydrochloride Capsules	Capsule	0.25g	P729 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021354
	53	Pipemidic Acid Capsules	Capsule	0.25g	P32 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021362
	54	Rifandin Capsules	Capsule	0.15g	National Drug Standard WS-10001(HD-0234)-2002(3-118)	GYZZ H42022551
	55	Capsules for Strengthening the Body Resistance of Patients with Hepatitis B	Capsule	The weight of each capsule is 0.25g	Volume 1 of the Set Prescription of Chinese Medicine Promulgated by the Ministry WS3-B-0001-89	GYZZ Z42021522
	56	Capsules for the Detoxification of Patients with Hepatitis B	Capsule	The weight of each capsule is 0.25g	Volume 1 of the Set Prescription of Chinese Medicine Promulgated by the Ministry WS3-B-0002-89	GYZZ Z2021523

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[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Classification of the pro- duction sta- tus	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
	57	Pediatric Paracetamol, Atificial Cow-bezoar and Chlorphenamine Maleate Granules	Granule	Compound prescription	Standard Promulgated by the Administration WS-10001(HD-1107)-2002(12-29)	GYZZ H42022554
	58	Mai’an Medicinal Granules	Granule	20g in each pack	Volume 1 of the Set Prescription of Chinese Medicine Promulgated by the Ministry WS-B-0115-89	GYZZ Z42021411
	59	Noon-Tea Granules	Granule	6g in each pack	P553 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021419
	60	Xiasangju Granules	Granule	10g in each pack	Volume 15 of the Set Prescription of Chinese Medicine Promulgated by the Ministry WS3-B-2967-98	GYZZ Z42021420
	61	Compound [illegible] Oral Solution	Oral solution	1mg of promethazine hydrochloride, 25mg of Potassium guaiacolsulfonate hemihydrate and 10mg of ammonia chloride in 1ml of the drug	Standard Promulgated by the Administration WS-10001(HD-1100)-2002(12-9)	GYZZ H42022550
	62	Antelope Cold Tablets	Tablet (sugar coated, film coated)	Film-coated; the weight of each tablet is 0.25g.	P1102 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021518
	63	Acetylspiramycin Tablets	Tablet (film-coated)	0.1g	P9 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021358

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Classification of the pro- duction sta- tus	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
	64	Luoji Antihypertensive Tablets	Tablet (film-coated)	Film-coated; the weight of each tablet is 0.13g with 1.6mg of hydrochlorithiazide	Standard Promulgated by the Administration WS3-11304(ZD1304)-2002	GYZZ Z20027080
	65	Sanhuang Tablets	Tablet (film coated, film coated)	Small film-coated tablet; the weight of each tablet is 0.25g.	P457 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021507
	66	Aspirin Tablets*	Tablets (white pill)	0.3g	P385 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021334
	67	Analgin Tablets	Tablets (white pill)	0.5g	P286 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021263
	68	Praziquantel Tablets*	Tablets (white pill)	0.2g	P343 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021276
	69	Piracetam Tablets*	Tablets (white pill)	0.4g	P337 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021361
	70	Pipemidic Acid Tablets	Tablets (white pill)	0.25g	P342 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021363
	71	Acetaminophen Tablets*	Tablets (white pill)	0.3g	P235 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021265
	72	Furazolidone Tablets	Tablets (white pill)	0.1g	P334 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021360
	73	Compound Aspirin Tablets	Tablets (white pill)	0.22g of acetosal, 0.15g of phenacetin and 35mg of caffeine	Volume 1 of the Set Prescription of Chemical Medicine Promulgated by the Ministry WS1-65(B)-89	GYZZ H42021073
	74	Sulfamethoxazole Tablets*	Tablets (white pill)	0.4g of sulfamethoxazole and 80mg of trimethoprim	P594 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021338

Translator’s Declaration: Refer to the title page of this 20 page document “Statistics of the Production and Approval of Hubei Minkang Pharmaceutical Co., Ltd”

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[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Classification of the pro- duction sta- tus	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Ap proval Document
2.1	75	Trimethoprim Tablets	Tablets (white pill)	0.1g	P147 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021266
	76	Benproperine Phosphate Tablets	Tablets (white pill)	.26.4mg of the drug equals to 20mg of trimethoprim	P1168 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021341
	77	Chlorpheniramine Maleate Tablets*	Tablets (white pill)	4mg	P49 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021267
	78	Trepibutone Tablets	Tablets (white pill)	40mg	National Drug Standard WS-10001(HD-0325)-2002(4-93)	GYZZ H42022553
	79	Compound Aminopyrine Tablets	Tablets (white pill)	Compound prescription	Volume 1 of the Set Prescription of Chemical Promulgated by the Ministry	GYZZ H42021345
	80	Tetracycline Tablets	Tablets (white pill)	0.25g	P11 Volume 1 of the Set Prescription of Antibiotics Promulgated by the Ministry WS1-C2-0006-89	GYZZ H42021268
	81	Oxytetracycline Tablets	Tablets (white pill)	0.25g	Volume 1 of the Set Prescription of Antibiotics Promulgated by the Ministry WS1-C2-0002-89	GYZZ H42021269
	82	Vitamin B1 Tablets	Tablets (white pill)	10mg	P896 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021270
	83	Vitamin B1 Tablets	Tablets (white pill)	5 mg	P896 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021271
	84	Vitamin B2 Tablets	Tablets (white pill)	5mg	P898 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021272
	85	Vitamin B2 Tablets	Tablets (white pill)	10mg	P898 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021273
	86	Vitamin B6 Tablets	Tablets (white pill)	10mg	P899 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021274

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Classification of the pro- duction sta- tus	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Ap proval Document
	87	Vitamin C Tablets	Tablets (white pill)	0.1g	P902 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021349
	88	Vitamin C Tablets	Tablets (white pill)	50mg	P902 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021350
	89	Isoniazid Tablets	Tablets (white pill)	0.1g	P295 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021359
	90	Baohe Tablets	Tablets (white pill)		P132 Volume 4 of the Set Prescription of Chinese Medicine Promulgated by the Ministry WS3-B-0791-91	GYZZ Z42021503
	91	Ibuprofen Tablets	Tablets (sugar coated)	0.1g	P121 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021335
	92	Inosine Tablets	Tablets (sugar coated)	0.2g	P277 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021339

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[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Classification of the pro- duction sta- tus	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
	93	Compound Diclofenac Sodium Chlorphenamine Maleate Tablets	Tablets (sugar coated)	15mg of diclofenac sodium, 2.5mg of chlorpheniramine maleate and 15mg of calculus bovis syntheticus	Standard Promulgated by the Administration WS-10001(HD1030)-2002(11-69)	GYZZ H42022653
	94	Ephedrine Hydrochloride and Diphenhydramine Hydrochloride Tablets	Tablets (sugar coated)	25mg of ephedrine hydrochloride and 25mg of diphenhydramine hydrochloride	Standard Promulgated by the Administration WS-10001(HD0671)-2002(7-250)	GYZZ H42022552
	95	Pyritinol Hydrochloride Tablet	Tablets (sugar coated)	0.1g	P708 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021357
	96	Berberine Hydrochloride Tablets*	Tablets (sugar coated)	25mg	P640 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021275
	97	Yinhuang Tablets*	Tablets (sugar coated)		Volume 6 of the Set Prescription of Chinese Medicine Promulgated by the Ministry WS3-B-1233-92	GYZZ Z42021512
	98	Compound Berberine Tablets*	Tablets (sugar coated)	30mg of Berberine Hydrochloride	P923 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021515
	99	Bezoar Antidotal Tablets*	Tablets (sugar coated)	(Small pills)	P566 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021520
	100	Zi Xue San	Pulvis	1.5g in each bottle	P1152 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021429

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Classification of the pro- duction sta- tus	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
	101	Qi Li San	Pulvis	1.5g in each bottle	P430 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021413
	102	Compound Schisandra Syrup	Syrup	Compound	Standard Promulgated by the Administration WS-10001(HD-0244)-2002(3-151)	GYZZ H42022652
	103	Pentoxyverine Citrate Syrup	Syrup	2.5mg of Pentoxyverine and 30mg of ammonia chloride in 1 ml of the drug	Standard Promulgated by the Administration WS-10001(HD-0289)-2002(3-304)	GYZZ H42022682
	104	Ganshen’an Syrup	Syrup	100ml in each bottle	Standard Promulgated by the Administration WS3-10694(ZD-0694)-2002	GYZZ Z20025969
	105	Chuanbei Loquate Syrup	Syrup	(100ml in each bottle; 150ml in each bottle)	P471 of the Volume One of Pharmacopoeia (2010)	GYZZ Z20027529
	106	Aguiyangxue Syrup	Syrup	100ml in each bottle	P80 Volume 12 of the Set Prescription of Chinese Medicine Promulgated by the Ministry WS3-B-2339-97	GYZZ Z45021404
	107	Naolejing	Syrup	100ml in each bottle	P1011 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021412
	108	Sijicai Syrup	Syrup	100ml in each bottle	Volume 19 of the Set Prescription of Chinese Medicine Promulgated by the Ministry WS3-B-3576-98	GYZZ Z42021417
	109	Shedan Chuanbei Liquor*	Syrup	100ml in each bottle	GYGZ[2000]Attached Article No.168	GYZZ Z42021509
	110	Xianglian Pills (Concentrated Pills)	Pills (concentrated pills)	The weight of every 10 pills is 1.7g	P894 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021442

Translator’s Declaration: Refer to the title page of this 20 page document “Statistics of the Production and Approval of Hubei Minkang Pharmaceutical Co., Ltd”

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[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Classifi- cation of the pro- duction status	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
	111	Huaijiao Pills*	Pill (water- honeyed pill)	(The weight of every 100 pills is 6g)	P1182 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021965
	112	Appetizing and Tonifying Spleen Pills	Pill (water- honeyed pill)	The weight of every 10 pills is 1g	P513 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021517
	113	Rhizoma Gastrodiae Pills	Pill (water- honeyed pill)	(The weight of every 100 pills is 6g)	P517 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021452
	114	Chenxiang Huaqi Pills	Pill (water pill)	(The weight of every 100 pills is 6g)	P778 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021436
	115	Buzhong Yiqi Pills*	Pill (water pill)	(The weight of every 100 pills is 6g)	P781 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021434
	116	Muxiang Shunqi Pills	Pill (water pill)	The weight of every 100 pills is 6g	P531 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021506
	117	Papaya Pills	Pill (sugar- coated water pill)		P529 of the Volume One of Pharmacopoeia (2010)	GYZZ Z42021519
	118	Sterilized Water for Injection	Small- volume mixture by injection	10ml	P500 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42022165

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Classifi- cation of the pro- duction status	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
2.2	119	Huoxiang Zhengqi Shui*	Tincture	10ml/bottle	P1233 of the Volume One of China Pharmacopoeia (2010)	GYZZ Z42021430
2.3	120	Cefalexin and Trimethoprim Capsules*	Capsule	0.25g	P209 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021346
	121	Cefalexin and Trimethoprim Capsules*	Capsule	0.125g	P209 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021347
	122	Prednisone Acetate Tablets*	Tablets (white pill)	5mg	P1124 of the Volume Two of Pharmacopoeia (2010)	GYZZ H42021264
	123	Dexamethasone Sodium Injection*	Small- volume mixture by injection	1ml:2mg	P251 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021336
	124	Dexamethasone Sodium Injection*	Small- volume mixture by injection	1ml:5mg	P251 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021337
	125	Sterilized Water for Injection	Small- volume mixture by injection	5ml	P500 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42022166

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[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Classifi- cation of the prod- uction status	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
2.4	126	Aminophylline Injection*	Small- volume mixture by injection	2ml:0.25g	P837 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021071
	127	Galantamine Hydrobromide Injection	Small- volume mixture by injection	1ml:2.5mg	P561 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021072
	128	Gentamycin Sulfate Injection*	Small- volume mixture by injection	2ml:80 thousand units	P977 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021342
	129	Gentamycin Sulfate Injection*	Small- volume mixture by injection	1ml:40 thousand units	P977 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021343
	130	Vitamin B12 Injection*	Small- volume mixture by injection	1ml:0.5mg	P901 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021348
	131	Vitamin C Injection*	Small- volume mixture by injection	2ml:0.1g	P903 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021351

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Classifi- cation of the pro- duction status	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
2.4	132	Vitamin C Injection*	Small- volume mixture by injection	2ml:0.5g	P903 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021352
	133	Lincomycin Hydrochloride Injection	Small- volume mixture by injection	2ml:0.6g(refer to C18H34N206S)	P728 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021355
	134	Ephedrine Hydrochloride Injection	Small- volume mixture by injection	1ml:30mg	P778 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021356
	135	Hypoxanthine Riboside Injection	Small- volume mixture by injection	2ml:0.1g	P278 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021517
	136	Chlorpheniramine Maleate Injection	Small- volume mixture by injection	1ml:10mg	P49 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021518
	137	Vitamin B1 Injection*	Small- volume mixture by injection	2ml:0.1g	P897 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021519
	138	Vitamin B6 Injection*	Small- volume mixture by injection	1ml:50mg	P900 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021520

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Classifi- cation of the pro- duction status	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
2.4	139	Vitamin B6 Injection*	Small- volume mixture by injection	2ml:0.1g	P900 of the Volume Two of China Pharmacopoeia (2010)	GYZZ H42021521
	140	Honghua Injection	Small- volume mixture by injection	20ml in each bottle	Volume 20 of the Set Prescription of Chinese Medicine Promulgated by the Ministry	GYZZ Z42021431
	141	Honghua Injection	Small- volume mixture by injection	5ml in each bottle	Volume 20 of the Set Prescription of Chinese Medicine Promulgated by the Ministry	GYZZ Z42021432

Translator’s Declaration: Refer to the title page of this 20 page document “Statistics of the Production and Approval of Hubei Minkang Pharmaceutical Co., Ltd”

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[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Classifi- cation of the pro- duction status	Serial No.	Name of the drug	Form of Dosage	Specification	Compliance Standard	Serial No. of Approval Document
2.5	142	Radix Isatidis Injection	Small- volume mixture by injection	2ml in each bottle	Volume 20 of the Set Prescription of Chinese Medicine Promulgated by the Ministry	GYZZ H42021406
	143	Radix Bupleuri Injection	Small- volume mixture by injection	2ml in each bottle	Volume 17 of the Set Prescription of Chinese Medicine Promulgated by the Ministry	GYZZ H42021407
	144	Salvia Miltiorrhiza Injection	Small- volume mixture by injection	10ml in each bottle	Volume 20 of the Set Prescription of Chinese Medicine Promulgated by the Ministry	GYZZ H42021409
	145	Compound Angelica Sinensis Injection	Small- volume mixture by injection	2ml in each bottle	Volume 20 of the Set Prescription of Chinese Medicine Promulgated by the Ministry	GYZZ H42021410
	146	Houttuynia Cordata Injection	Small- volume mixture by injection	10ml in each bottle	Volume 17 of the Set Prescription of Chinese Medicine Promulgated by the Ministry and Drug Registration Department revised standard	GYZZ H42021427
	147	Injection for Clearing Heat and Expelling Miasma	Small- volume mixture by injection	2ml in each bottle	Volume 17 of the Set Prescription of Chinese Medicine Promulgated by the Ministry	GYZZ H42021440
	148	Xiangdan Injection	Small- volume mixture by injection	10ml in each bottle	Volume 17 of the Set Prescription of Chinese Medicine Promulgated by the Ministry	GYZZ H42021521

Translator’s Declaration: Refer to the title page of this 20 page document “Statistics of the Production and Approval of Hubei Minkang Pharmaceutical Co., Ltd”

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